SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 14:-	SUBSEQUENT EVENTS

a.
Under a CEO employment agreement with the Company’s CEO, the Company agreed to issue to the CEO options to purchase 267,296 ordinary shares. The exercise price of the options is $5.7375. The options vest quarterly over a period of four years provided that on such date the CEO shall serve in such capacity. The CEO's employment terms, including the abovesaid options grant, were approved at a shareholders’ meeting of the Company which took place on February 23, 2021.

Mrs. Rita Keynan began serving as the Company's V.P. Operations commencing on January 1, 2021. In addition, on January 1, 2021, the Company granted her options to purchase 133,652 ordinary shares. The exercise price of the options is $5.7375. The options vest quarterly over a period of four years commencing from the date of grant.

b.
On February 23, 2021, the shareholders of the Company approved the grant of options to purchase 60,000 ordinary shares of the Company to each of three board members (three persons), options to purchase 60,000 ordinary shares to its Chairman of the board of directors and options to purchase 60,000 ordinary shares to its Chief Technology Officer. Each of the options may be exercised at $4.50 per share. The options vest on a quarterly basis over thirty-six months, so that 1/12 of the options shall vest on the last day of each three-month period, provided that on such date each of the serving directors shall serve in such capacity.

c.
On March 11, 2021, the Company closed a private placement of 1,304,346 ordinary shares and accompanying warrants to purchase an aggregate of up to 652,173 ordinary shares at a combined purchase price of $4.60 per share and accompanying warrant resulting in gross proceeds of $6,000.

The warrants are exercisable immediately at an exercise price of $4.60 per share and expire five and a half years from the issuance date.

In connection with private placement, the Company also entered into a registration rights agreement, dated as of March 8, 2021 with the purchasers in the offering pursuant to which it agreed to file a registration statement SEC on or prior to April 9, 2021 to register the resale of the ordinary shares and the ordinary shares issuable upon exercise of the warrants and to cause such registration statement to be declared effective on or prior to May 7, 2021 (or, in the event of a “full review” by the SEC, June 6, 2021). If the Company fails to meet the specified filing deadlines or keep the registration statement effective, subject to certain permitted exceptions, the Company will be required to pay liquidated damages to the purchasers.

The Company paid the placement agents of the private placement a cash placement fee equal to $390 and an expense reimbursement of $40. The Company also issued to the placement agents warrants to purchase 52,173 ordinary shares, at an exercise price of $5.06 per ordinary share and a term expiring on March 10, 2026.

The Company paid a total of approximately $500 in placement agent fees and other expenses.